Supplement dated December 2, 2021, to the
Prospectus for your Variable Annuity
Issued by

LINCOLN BENEFIT LIFE COMPANY

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Lincoln Benefit Life Company.

Effective December 6, 2021, the funds listed below will change their names.

Fund – Current Name	Fund – New Name
Wells Fargo VT Discovery Fund Class 2	Allspring VT Discovery Fund Class 2
Wells Fargo VT Opportunity Fund Class 2	Allspring VT Opportunity Fund Class 2

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.
LBLSUP2